SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

This current report on Form 8-K (“Report”) is being filed to update the financial statements of Radiant Systems, Inc. (the “Company”) to reflect the Company’s new reportable business segments, the adoption of SFAS No. 145 and the impact of such changes upon the financial statements and the related notes and the selected financial data as originally reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”). NO ATTEMPT HAS BEEN MADE IN THIS REPORT TO MODIFY OR UPDATE OTHER DISCLOSURES EXCEPT AS REQUIRED TO REFLECT THE EFFECTS OF THE NEW REPORTABLE SEGMENTS AND THE ADOPTION OF SFAS NO. 145.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, the Company restructured its business units and as a result, currently operates under two segments, Store Systems and Enterprise Software Systems. The Store Systems segment focuses on delivering site management systems, including point-of-sale (POS), self-service kiosk, and back-office systems, designed specifically for the Company’s core vertical markets of Petroleum and Convenience Store, Food Service and Entertainment, while the Enterprise Software Systems segment focuses on delivering its web-based Radiant 6e Enterprise Productivity Software Suite including functionality such as workforce and supply chain management to the broader retail markets both within and outside the Company’s core vertical markets. This Report provides updated information to conform information presented in the Company’s Annual Report to the presentation reported in the Company’s Form 10-Q for the quarter ended June 30, 2003. Accordingly, this Report provides revised information that was previously reported in the Company’s Form 10-K in Note 15 of the financial statements to reflect the aforementioned segment changes.

In accordance with SFAS No. 145, the Company has reclassified gains from the extinguishment of debt from extraordinary items to income before income taxes in its consolidated statements of operations in the Company’s Form 10-K. These reclassifications have no effect on the Company’s reported net income available to common shareholders. This Form 8-K updates the Consolidated Statement of Operations and Notes 2 and 10 of the financial statements in the Company’s Form 10-K to reflect gains from extinguishments of debt as a component of income before income taxes. The effect of the adoption of SFAS No. 145 on the accounting policies of the Company is described in Note 2 of the financial statements.

All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Updated Financial Statements to be included in the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2003	RADIANT SYSTEMS, INC. By: /s/ Mark E. Haidet Mark E. Haidet Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Updated Financial Statements to be included in the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2002.